SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 21, 1995

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of December 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1995-KS4)


                 Residential Asset Securities Corporation
 (Exact name of registrant as specified in its charter)

     DELAWARE            33-56893       51-0362653
(State or Other Jurisdiction  (Commission         (I.R.S. Employer
of Incorporation)             File Number)        Identification
                                                 No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                      55437
 (Address of Principal                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000







Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          23.8. Consent of Coopers & Lybrand L.L.P., independent auditors of the Certificate Insurer with respect to Mortgage Pass-Through Certificates, Series 1995-KS4, Class A.


                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                              By:     /s/ William E Waldusky
                              Name: William E. Waldusky
                              Title:     Vice President


Dated:  December 21, 1995



                       SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET
                              SECURITIES  CORPORATION


                              By:
                              Name: William E. Waldusky
                              Title:     Vice President


Dated: December 21, 1995


                      EXHIBIT 23.8


            CONSENT OF INDEPENDENT ACCOUNTANTS



    We consent to the inclusion in the Prospectus Supplement to the Prospectus to Registration Statement No. 33-56893 of our report dated February 1, 1995 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries (formerly known as Municipal Bond Investors Assurance Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts."




                                                   Coopers & Lybrand L.L.P.


    December 18, 1995
    New York, New York